News Release

Date:	October 3, 2024
Contact:	C. Hunter Westbrook
President and Chief Executive Officer
HomeTrust Bank
828.365.7084

HomeTrust Bank Committed to Serving Local Communities Following Hurricane Helene

Asheville, N.C., October 3, 2024 – While the full impact of Hurricane Helene and its aftermath, including catastrophic rain and flooding, is still unknown, relief efforts continue, and HomeTrust Bank is committed and prepared to serve its employees and customers who were affected.
“Our thoughts and prayers are with the many families and businesses impacted by the devastating flooding,” said C. Hunter Westbrook, President & Chief Executive Officer. “We want to assure everyone affected of our firm commitment to work with you to provide the banking support needed for your home, your business and our great communities. In addition, the teamwork and dedication of our employees has been tremendous as they restored bank operations while tending to their personal and familial responsibilities. We are also humbled by the support, supplies and outreach from other banks throughout the Southeast.”
As we emerge from the devastation our communities have suffered, our top priority is the safety of our customers and our team members. We have now communicated with and confirmed the safety of all our employees, as well as assessed all our banking locations noting only minimal damage from the storm. We remained functionally operational throughout the storm, including electronic banking services and online operations, and currently all but three of our 36 locations have at least drive-thru banking available. With utilities and communications still impaired and unstable, particularly in our home base of Western North Carolina, please refer to our website at www.htb.com/hurricane-helene for the most recent updates and service availabilities.
About HomeTrust Bancshares, Inc.
HomeTrust Bancshares, Inc. (NASDAQ: HTBI) is the holding company for HomeTrust Bank. As of June 30, 2024, the Company had assets of $4.7 billion. The Bank, founded in 1926, is a North Carolina state chartered, community-focused financial institution committed to providing value added relationship banking with over 30 locations as well as online/mobile channels. Locations include: North Carolina (the Asheville metropolitan area, the "Piedmont" region, Charlotte and Raleigh/Cary), South Carolina (Greenville and Charleston), East Tennessee (Kingsport/Johnson City, Knoxville and Morristown), Southwest Virginia (the Roanoke Valley) and Georgia (Greater Atlanta).
Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, but instead are based on certain assumptions including statements with respect to the Company's beliefs, plans, objectives, goals, expectations, assumptions and statements about future economic performance and projections of financial items. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated or implied by forward-looking statements. The factors that could result in material differentiation include, but are not limited to the impact of bank failures or adverse developments involving other banks and related negative press about the banking industry in general on investor and depositor sentiment; the remaining effects of the COVID-19 pandemic on general economic and financial market conditions and on public health, both nationally and in the Company's market areas; natural disasters, including the effects of Hurricane Helene; expected revenues, cost savings, synergies and other benefits from merger and acquisition activities might not be realized to the extent anticipated, within the anticipated time frames, or at all, costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected, and goodwill impairment charges might be incurred; increased competitive pressures among financial services companies; changes in the interest rate environment; changes in general economic conditions, both nationally and in our market areas; legislative and regulatory changes; and the effects of inflation, a potential recession, and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed with or furnished to the Securities and Exchange Commission - which are available on the Company's website at www.htb.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that the Company makes in this press release or in the documents the Company files with or furnishes to the SEC are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions, the factors described above or other factors that management cannot foresee. The Company does not undertake, and specifically disclaims any obligation, to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

www.htb.com